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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Interliant, Inc. on Form S-1 of our report regarding reSOURCE PARTNER, Inc. dated February 11, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP


Columbus, Ohio

May 10, 2000